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                                                                   Exhibit 99(a)


         STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Raymond V. Gilmartin, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Merck & Co., Inc., and, except as corrected or supplemented in a subsequent covered report:

            - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            - Annual Report on Form 10-K for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission on March 21, 2002 of Merck & Co., Inc.;

            - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Merck & Co., Inc., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            -     any amendments to any of the foregoing.


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
 /s/ Raymond V. Gilmartin                                   Subscribed and sworn to
------------------------------------------
  Raymond V. Gilmartin                                      before me this 13th day of
  Chairman, President and Chief Executive                   August 2002.
  Officer
                                                            /s/ Lola Sybil Koniuszy
                                                            ---------------------------------------
August 13, 2002                                             Notary Public

                                                            My Commission Expires: February 3, 2003
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